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                                                                    Exhibit 10.5

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE PRESENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND SUCH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY.

                                                                   66,000 Shares

                              WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK

                          SUNBELT NURSERY GROUP, INC.


     THIS IS TO CERTIFY that, for value received, Healthy American Products, Inc., a Minnesota corporation ("HAP"), or registered transferees or assigns (the "Holder"), is entitled, at any time after the date set forth in paragraph 10 hereof (the "Effective Date of the Warrant") and not later than 5:00 p.m., local time on the expiration date of the Warrant as defined in paragraph 12 hereof (the "Expiration Date"), subject to the provisions hereof, to purchase Sixty-Six Thousand (66,000) shares of fully paid and nonassessable shares of Common Stock (as defined) of Sunbelt Nursery Group, Inc., a Delaware corporation (the "Company"), at a price per share determined pursuant to paragraph 11 hereof (the "Purchase Price Per Share") or at the price per share as calculated for a cashless conversion as set forth in Paragraph 9 hereof, (such number of shares and the Purchase Price Per Share being subject to adjustment as provided herein) upon (a) the surrender of this certificate (with the form of Election to Purchase annexed hereto duly completed and executed by the Holder); and (b) in the case of an exercise as set forth in Paragraph 11 hereof, delivery of a bank check, payable to the Company in the amount of the Purchase Price Per Share multiplied by the number of shares for which the Warrant is being exercised, to the Company at its principal office, subject to Holder's rights under paragraph 9 hereof. Thereafter, the Company will issue a certificate representing such Common Stock as soon as practicable. Such surrender and payment, if any, are hereinafter referred to as the "exercise of the Warrant".

     Upon satisfaction of the conditions of paragraph 5 below, all or part of the Warrant may be assigned at any time after the Effective Date of the Warrant and prior to the Expiration Date. In the case of any assignment, upon request and upon surrender of this certificate to the Company at its aforesaid office with the form of Assignment annexed hereto duly completed and executed, and accompanied by payment of all transfer taxes, if any, payable in connection therewith, the Company will cause to be executed and delivered as soon as practicable one or more certificates of like tenor evidencing in the aggregate the number of Warrants to which this certificate relates registered in the name of the person or persons entitled thereto upon such assignment. At any time after the Effective Date of the Warrant and prior to the Expiration Date, upon surrender of this certificate to the Company, this certificate may be exchanged, alone or with other certificates
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of like tenor, for a new certificate or certificates of like tenor evidencing in the aggregate the number of Warrants to which this certificate and such other certificates relate, registered in the name of the Holder.

     For the purpose of the Warrant, the term "Common Stock" shall mean, subject to the provisions of paragraph 2, shares of the class designated as Common Stock, $.01 par value, of the Company or shares of any class or classes resulting from any reclassification or reclassifications thereof; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     The Warrant is subject to the following additional terms and conditions:

     1. In case the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Purchase Price Per Share in effect at the time of such action shall be proportionately reduced and the number of shares of Common Stock at that time purchasable pursuant to the Warrant shall be proportionately increased; and, conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Purchase Price Per Share in effect at the time of such action shall be proportionately increased and the number of shares of Common Stock at that time purchasable pursuant to the Warrant shall be proportionately decreased. Any dividend paid or distributed on the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

     2. In case the Company shall be recapitalized by reclassifying its outstanding Common Stock into a stock with a different par value, or by changing its outstanding Common Stock with par value to stock without par value, then as a condition of such recapitalization, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase, upon the terms and conditions specified in the Warrant, in lieu of the shares of Common Stock theretofore purchasable upon the exercise of the Warrant, the kind and amount of shares of stock and other securities and property receivable upon such recapitalization by the owner of the number of shares of Common Stock which the Holder might have purchased immediately prior to such recapitalization.

     3. In case the Company shall consolidate or merge with or convey all or substantially all its property and assets to any other corporation or corporations, then as a condition of such consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase, upon the terms and conditions specified in the

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Warrant, in lieu of the shares of Common Stock theretofore purchasable upon the exercise of the Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the Holder might have purchased immediately prior to such consolidation, merger or conveyance, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to such shares of stock and other securities and property thereafter deliverable upon exercise hereof.

     4. Whenever the Purchase Price Per Share or the kind or amount of securities purchasable under the Warrant shall be adjusted pursuant to any of the provisions hereof, the Company shall forthwith thereafter cause to be sent to the Holder, by first-class mail at the Holder's address as it appears upon the records of the Company, a certificate setting forth the adjustments in the Purchase Price Per Share and/or in said number of shares, and also setting forth in detail the facts requiring such adjustments including, without limitation, a statement of the consideration received or deemed to have been received by the Company for any additional shares of stock issued by it.

     5. The Warrant and the Common Stock purchasable upon the exercise of the Warrant have not been registered under the Securities Act of 1933, as amended, or any applicable state law, and no interest therein may be sold offered for sale, pledged or otherwise transferred in the absence of a registration statement in effect with respect to such securities under such Act and applicable state securities laws or the Company receives an opinion of legal counsel for the Holder of the securities stating that such transaction is exempt from registration and such opinion is in form and substance reasonably satisfactory to the Company. A legend setting forth or referring to the above restrictions shall be placed on any Warrant and certificates for Common Stock subject to these restrictions and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agents against the Warrant and the shares of Common Stock purchasable upon exercise of the Warrant until they may be legally sold or otherwise transferred.

     6. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. If the exercise of the Warrant would, but for the provisions of this paragraph 6, result in the right to receive a fraction of a share of Common Stock, the Company shall, in lieu thereof, make payment in cash for such fractional interest (computed to the nearest 1/100th of a share) calculated based on the fair market value of such share (the "Fair Market Value") calculated on the basis of the last reported sales price (or the mean of the bid and ask if there be no sale) of the Common Stock as reported (a) on any stock exchange designated by the Company on which the Common Stock may be traded, (b) by any reputable quotation reporting service, including the Nasdaq Stock Market or Nasdaq SmallCap Market, if the Common Stock is not traded on any stock exchange, (c) by any dealer in securities dealing in the Common Stock, if such quotations are not reported by any such reporting service, on the day on which the Warrant shall be exercised, or, if none is reported on such date, on the date of the last such reported sale

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or bid, or (d) if there is no dealer in securities who is dealing in the Common
Stock, at the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

     7. The Company may deem and treat the registered Holder at all times as the absolute owner of the Warrant for all purposes regardless of any notice to the contrary.

     8. The Warrant shall not entitle the Holder hereof to any voting rights or any other rights of a stockholder of the Company, or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of the Warrant or the shares purchasable hereunder unless, and until, and except to the extent that, the Warrant shall be exercised.

     9. At any time following the Effective Date of the Warrant the Holder shall be entitled to exercise this Warrant on a cashless basis by means of an exchange of the Warrant for a particular number of shares subject to the Warrant (the "Converted Warrant Shares") by the Company delivering to the Holder, without payment by the Holder of the Purchase Price Per Share or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the Fair Market Value (as defined in paragraph 6 above) of a single share of Common Stock, determined in each case as of the close of business on the date of exercise of the Warrant. The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate Purchase Price Per Share of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of the Warrant shall apply to any such exchange of the Warrant pursuant to the terms of this paragraph 9.

     10. The Effective Date of the Warrant shall be December 17, 1997. This Warrant shall not be exercisable prior to the Effective Date of the Warrant.

     11. The Purchase Price Per Share shall be One Dollar ($1.00).

     12. This Warrant shall expire on the later of (i) December 17, 2002 or
(ii) the date on which all obligations owing HAP under that certain Promissory Note of even date herewith in the original principal amount of $200,000 has been paid in full (the "Expiration Date").

     13. If at anytime after the Effective Date and until the Expiration Date the Company proposes to file a registration statement (the "Registration Statement") under the Securities Act of 1933 for the purpose of conducting a public offering of Common Stock, and if requested by Holder, the Company, at its cost and expense, shall use its best efforts to register for sale and to cause such Registration Statement to be declared effective with respect to either (i) any Converted

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Warrant Shares, (ii) any shares owned as a result of any exercise of the Warrant or (iii) any shares purchasable upon exercise of this Warrant (collectively, the "Registrable Shares"). After the Company notifies Holder in writing of its intention to file the Registration Statement, Holder shall have fourteen (14) days to notify the Company in writing of Holder's intention to either register or not register the Registrable Shares. If within such fourteen (14) day period no response is received by the Company from Holder, the Company shall have no obligation to register the Registrable Shares. The Company shall use its best efforts to maintain the effectiveness of such Registration Statement for twelve
(12) months or unless prior to the expiration of such period Holder is permitted to sell all of the Registrable Shares under Rule 144 of the Securities Act of 1933, as amended. In connection with any such Registration Statement, the Company shall indemnify the Holder from all liabilities arising from the use of such Registration Statement except with respect to liability arising from written information provided by Holder and included in such Registration Statement.

     14. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon, surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all reasonable expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 14.

     15. The Company covenants and agrees that all shares of the Company's Common Stock that may be issued upon the exercise of this Warrant have been duly authorized and reserved for issuance upon the exercise of this Warrant, and the shares, when so issued, delivered and paid for upon such exercise in accordance with the terms of this Warrant, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that, until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

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     16.  This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the parties hereto.


     WITNESS the signature of a duly authorized officer.

     Date of Issue: December 17, 1997



                                       SUNBELT NURSERY GROUP, INC.



                                       By /s/ TIMOTHY R. DUOOS
                                         -----------------------------------

                                             Its /s/ Pres.
                                                ----------------------------


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